UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2015

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On April 1, 2015, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which Duke Realty Corporation, an Indiana corporation (the “Company”), is the sole general partner, and certain of the Operating Partnership’s subsidiaries and affiliates (collectively, the “Seller”), completed the sale of all of Seller’s right, title and interest in a real estate portfolio, which constitutes all of the Company’s wholly-owned, in-service suburban office properties located in Nashville, Raleigh, South Florida and St. Louis and consists of 61 buildings that have an aggregate of 6.9 million square feet and 57 acres of undeveloped land (the “Portfolio”). The closing was pursuant to four agreements (the “Agreements”) by and among the Seller and SOF-X U.S. Acquisitions, L.L.C., a Delaware limited liability company (the “Buyer”), a joint venture between an affiliate of Starwood Capital Group and affiliates of Vanderbilt Partners and Trinity Capital Advisors. The Buyer assigned its rights under the Agreements to an affiliate, SVT Ventures, L.P., a Delaware limited partnership, which subsequently assigned its rights to a number of its subsidiaries. The purchase price, which was determined through arm’s length negotiations between the Seller and the Buyer, was approximately $1.09 billion which, was paid in a combination of approximately $831 million in cash, after considering the repayment of two mortgage loans that encumbered certain of the properties, closing costs and the settlement of certain working capital items, and approximately $200 million in seller financing. As previously disclosed, one property subject to the Agreements is still under construction and remains to be closed. The closing of that property is expected to occur later in 2015.

Item 7.01.    Regulation FD Disclosure.

On April 1, 2015, the Company issued a press release announcing the completion of the sale of the Portfolio. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this item 7.01 by this reference.

The information contained in this Item 7.01, including the information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.    Financial Statements and Exhibits.

(b)	Unaudited Pro Forma Financial Information.

The following pro forma financial information of the Company with respect to the transaction is filed as Exhibit 99.2.

Duke Realty Corporation

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

•	Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012

Duke Realty Limited Partnership

•	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

•	Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012

Duke Realty Corporation and Duke Realty Limited Partnership

•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)    Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release, dated April 1, 2015.*
99.2	Unaudited Pro Forma Financial Statements.
_________________________

*	The Press Release attached hereto as Exhibits 99.1 is “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 7, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Duke Realty Corporation press release, dated April 1, 2015.*
99.2	Unaudited Pro Forma Financial Statements.
_________________________

*	The Press Release attached hereto as Exhibits 99.1 is “furnished” and not “filed,” as described in Item 7.01 of this Current Report on Form 8-K.